SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

 SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 18, 2018

One Horizon Group, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-36530	46-3561419
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

34 South Molton Street, London W1K 5RG, United Kingdom

(Address of Principal Executive Offices)

+44(0)20 7409 5248

(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 18, 2018, we entered into and closed an Exchange Agreement pursuant to which we acquired 51% of the outstanding shares of the capital stock of Banana Whale Studios Pte. Ltd., a Singapore corporation (“Banana Whale”). In exchange for the interest in Banana Whale, we agreed to issue to its current stockholders the number of shares of our common stock determined by dividing six times the net after tax earnings of Banana Whale during the twenty-four month period ending May 31, 2020, (the “Measurement Period”) by the average of the closing price of our common stock during the ten trading days immediately preceding the end of the Measurement Period (the “Market Value”). If Banana Whale’s net after tax earnings during the Measurement Period exceeds $5,655,000, we will issue to the stockholders of Banana Whale a number of additional shares of common stock equal to Banana Whale’s net after-tax earnings for the Measurement Period, divided by the Market Value of the common stock; provided, that if Banana Whale’s net after tax earnings during the Measurement Period exceeds $5,655,000 by more than 20%, we will deliver to the stockholders of Banana Whale a number of additional shares of common stock equal to two (2) times Banana Whale’s net after-tax earnings for the Measurement Period, divided by the Market Value of the common stock. To the extent the number of shares which we are obligated to issue to the stockholders of Banana Whale exceeds 19.99% of our outstanding shares of common stock, stockholder approval for issuance of those shares is required under applicable rules of NASDAQ.

As a condition to closing the acquisition, Banana Whale’s stockholders demanded and we agreed to issue to them 7,383,000 shares of our common stock as security for our obligation to issue such shares to which they may become entitled. If the number of shares to which the stockholders of Banana Whale become entitled is less than 7,383,000, the excess shares will be returned to us for cancellation.

Banana Whale is a B2B software provider in the $100+ billion-dollar gaming industry focusing on innovation and next generation games and entertainment.

Item 3.02 Unregistered Sales of Equity Securities

On May 24, 2018, we issued to the stockholders of Banana Whale, each of whom or which represented to us that such stockholder is an “accredited investor” (as defined in Rule 501 of Regulation D under the Securities Act) or is not a “U.S Person” (as defined in Rule 902(k) of Regulation S under the Securities Act), a total of 7,383,000 shares of our common stock (the “Shares”) in exchange for 51% of the outstanding shares of the capital stock of Banana Whale.

The issuance of the Shares was exempt from registration pursuant to Rule 506 of Regulation D or Regulation S under the Securities Act. The certificates representing the Shares were endorsed with the customary Securities Act or Regulation S restrictive legends.

Item 7.01 Regulation FD Disclosure

On May 24, 2018, we issued a press release announcing the acquisition of 51% of the outstanding shares of the capital stock of Banana Whale. The press release is annexed hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Exchange Agreement*.

99.1	Press release issued on May 24, 2018.

* The schedules and exhibits to the Exchange Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. One Horizon Group, Inc. agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the Securities and Exchange Commission upon request.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2018

ONE HORIZON GROUP, INC.

By	/s/ Martin Ward
Name: Martin Ward Title: Chief Financial Officer